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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   000-26727                  68-0397820
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California             94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                  Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On May 15, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced it has initiated preclinical studies of NeuroTrans and taken steps to continue building the technology's intellectual property position. The Registrant's press release issued on May 15, 2002 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated May 15,
                  2002.






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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BioMarin Pharmaceutical Inc.,
                             a Delaware corporation


Date:    May 15, 2002                  By: /s/ Fredric D. Price
     --------------------                 ------------------------------
                                          Fredric D. Price
                                          Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated May 15, 2002




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